UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2023
ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices, and Zip Code)
(505) 881-7567
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On March 2, 2023, Array Technologies, Inc. (the “Company”) issued a press release announcing that it would be holding a conference call on March 15, 2023, at 5:00 p.m. Eastern Time to discuss its financial results for the quarter and year ended December 31, 2022 and provide an investor presentation. Additionally, the Company announced in its press release preliminary ranges for revenue, gross margin, net loss, net loss per share, adjusted EBITDA, adjusted net income per share and free cashflow for the year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Certain non-GAAP measures are set forth in Exhibit 99.1. A non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure in Exhibit 99.1 allows investors to reconcile the non-GAAP measures to GAAP.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 1, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded, after considering the recommendations of management and consulting with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, that the Company’s unaudited condensed consolidated financial statements for the quarterly and year-to-date periods ended March 31, 2022, June 30, 2022 and September 30, 2022, included in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 202 and September 30, 2021, respectively (collectively, the “Non-Reliance Periods”) should not be relied upon. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these unaudited condensed consolidated financial statements.

As disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 12, 2022, the Company completed the acquisition (the “STI Acquisition”) of Soluciones Técnicas Integrales Norland, S.L.U. (“STI Spain”), a Spanish private limited liability company, and its subsidiaries (together with STI Spain, “STI”) on January 11, 2022. During the preparation of Company’s consolidated financial statements for the quarter and year ended December 31, 2022, the Company noted that the intangible assets acquired and goodwill recognized in connection with the STI Acquisition as of the acquisition date required a reclassification between the two balances. Additionally, the Company noted that the intangible assets acquired and goodwill recognized in connection with the STI Acquisition were not maintained in the appropriate functional currency. The net impact of the reclassification and the correction to the functional currency is expected to materially increase goodwill as well as other intangible assets, net, deferred tax liability and accumulated other comprehensive income (loss) on the Consolidated Balance Sheets for the Non-Reliance Periods. Additionally, there will be an increase to depreciation and amortization on the Consolidated Statements of Operations and an increase in change in foreign currency translation adjustments on the Consolidated Statements of Comprehensive Income for the Non-Reliance Periods.

The estimated impact on the financial statements of this error could materially change based on further review and analysis of the Non-Reliance Periods, including the identification of additional material errors. However, the error is non-cash in nature, and the Company does not expect the correction to affect revenue, gross margin or the presentation of its non-GAAP metrics, including adjusted EBITDA and adjusted net income per share.

The errors in the unaudited condensed consolidated financial statements for the Non-Reliance Periods noted above will be corrected in restated financial statements for the Non-Reliance Periods in the Form 10-K for the year ended December 31, 2022 (the “Form 10-K”). The Company is diligently pursuing completion of the restatement and intends to file the Form 10-K no later than the fifteenth calendar day after its original due date.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with BDO.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior unaudited condensed consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the expected results of the Company’s evaluation of its internal control over financial reporting, the anticipated timing for filing the Company’s Form 10-K and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms.
Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.com.

Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit#	Description

99.1	Press Release of Array Technologies, Inc., dated March 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: March 2, 2023	By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer